As filed with the Securities and Exchange Commission on July 26, 2017. UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CURRENT CLASSES OF SECURITIES PUSUANT TO SECTION 12(b) or (g) OF THE Securities Exchange Act of 1934

UMH Properties, Inc. (Exact name of registrant as specified in its charter)

Maryland	22-1890929
(Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

6.75% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25 per share	New York Stock Exchange, LLC

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box    [x]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d) or (e), check the following box.    [ ]

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box.  [ ]

Securities Act registration statement or Regulation A offering statement file number to which this form relates:  ______________________(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:  None

Item 1	Description of Registrant's Securities to be Registered.

This registration statement relates to the registration under Section 12(b) of the Securities Exchange Act of 1934 of the 6.75% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per Share (the "Series C Preferred Stock"), of UMH Properties, Inc., a Maryland corporation  (the "Registrant").  A description of the Series C Preferred Stock is set forth under the captions "Summary—The Offering," and "Description of Series C Preferred Stock" in the Registrant's Prospectus Supplement dated July 20, 2017 (the "Prospectus Supplement") and under the caption "Description of Capital Stock—Description of Preferred Stock" in the Registrant's Prospectus dated July 12, 2017 (the "Base Prospectus"), which were filed with the Securities and Exchange Commission on July 21, 2017 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.  The Prospectus Supplement and the Base Prospectus relate to the Registrant's shelf registration statement on Form S-3 (File No. 333-219118), which became effective on July 12, 2017.  The description of the Series C Preferred Stock set forth in the Prospectus Supplement and the Base Prospectus shall be deemed to be incorporated herein by reference.

Item 2	Exhibits. List below all exhibits filed as a part of the registration statement:

Exhibit
Number	Description

(3)	Articles of Incorporation and Bylaws:

3.1
Articles of Incorporation of UMH Properties, Inc., a Maryland corporation (incorporated by reference from the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on July 10, 2003, Registration No. 001-12690).

3.2	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 3, 2006, Registration No. 001-12690).
3.3	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690).

3.4	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690).

3.5	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690).

3.6	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690).

3.7
Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690).

3.8	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690).

3.9
Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690).

3.10	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690).

3.11	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 5, 2016, Registration No. 001-12690).

3.12	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 5, 2016, Registration No. 001-12690).

3.13
Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on August 11, 2016, Registration No. 001-12690).

3.14	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on June 5, 2017, Registration No. 001-12690).

3.15	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on July 26, 2017, Registration No. 001-12690).

3.16
Bylaws of the Company, as amended and restated, dated March 31, 2014 (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on March 31, 2014, Registration No. 001-12690).

(4)	Instruments Defining the Rights of Security Holders, Including Indentures:

4.1
Articles Supplementary for the Registrant's Series C Preferred Stock (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on July 26, 2017, Registration No. 001-12690).

4.2	Specimen certificate representing the 6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.10 per share, of the Registrant (filed herewith).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)	UMH PROPERTIES, INC.
Date	July 26, 2017

By	/s/ Anna T.Chew
	Name:	Anna T. Chew
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

(3)	Articles of Incorporation and Bylaws:

3.1
Articles of Incorporation of UMH Properties, Inc., a Maryland corporation (incorporated by reference from the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on July 10, 2003, Registration No. 001-12690).

3.2	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 3, 2006, Registration No. 001-12690).
3.3	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690).

3.4	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690).

3.5	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690).

3.6	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690).

3.7
Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690).

3.8	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690).

3.9
Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690).

3.10	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690).

3.11	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 5, 2016, Registration No. 001-12690).

3.12	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 5, 2016, Registration No. 001-12690).

3.13
Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on August 11, 2016, Registration No. 001-12690).

3.14	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on June 5, 2017, Registration No. 001-12690).

3.15	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on July 26, 2017, Registration No. 001-12690).

3.16
Bylaws of the Company, as amended and restated, dated March 31, 2014 (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on March 31, 2014, Registration No. 001-12690).

(4)	Instruments Defining the Rights of Security Holders, Including Indentures:

4.1
Articles Supplementary for the Registrant's Series C Preferred Stock (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on July 26, 2017, Registration No. 001-12690).

4.2	Specimen certificate representing the 6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.10 per share, of the Registrant (filed herewith).

Exhibit 4.2

NUMBER PRC	6.75% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK
UMH PROPERTIES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION
6.75% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK PAR VALUE $0.10 PER SHARE (LIQUIDATION PREFERENCE $25.00 PER SHARE)
This is to Certify that                                     is the owner of                               fully paid and nonassessable shares of 6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.10 per share (liquidation preference $25.00 per share), of UMH Properties, Inc., a Maryland corporation (the "Corporation"), transferable on the books of the Corporation by the record holder hereof in person or by such holder's duly authorized attorney or legal representative upon surrender of this certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the "Charter") and the Bylaws of the Corporation and any amendments thereto.

WITNESS, the signatures of the duly authorized officers of UMH Properties, Inc. This Certificate is not valid unless signed by the Transfer Agent.
Dated:
___________________________________________ Samuel A. Landy, President and Chief Executive Officer	_________________________________________ AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, Authorized Signatory
________________________________________ Craig Koster, Secretary
(SEAL)

For Value Received, __________________hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:
________________________________________________________________
____________________shares of 6.75% Series C Cumulative Redeemable Preferred Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said shares Preferred Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________
_________________________________________________________________________________________
NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
In presence of:
______________________________________________________________

IMPORTANT NOTICE
The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Maryland General Corporation Law with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority  of the Board of Directors to set such rights and preferences of subsequent series.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, a copy of which will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.
The securities represented by this Certificate are subject to restrictions on ownership and Transfer for the purpose of the Corporation's maintenance of its status as a "Real Estate Investment Trust" under the Internal Revenue Code of 1986, as amended.  Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own Equity Stock in excess of 9.8% (in value or in number of shares of Equity Stock, whichever is more restrictive) of the outstanding Equity Stock of the Corporation, with further restrictions and exceptions set forth in the Charter of the Corporation.  There may be no Transfer that would cause a violation of the Ownership Limit, that would result in Equity Stock of the Corporation being Beneficially Owned by fewer than 100 Persons, that would result in the Corporation's being "closely held" under Section 856(h) of the Code, or that would otherwise result in the Corporation failing to qualify as a REIT.  Any Person who attempts or proposes to own, Beneficially Own or Constructively Own Equity Stock in excess of, or in violation of, the above limitations must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer to such Person.  If an attempt is made to violate these restrictions on Transfers, (i) any Purported Transfer will be void and will not be recognized by the Corporation, (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby generally will be automatically converted into and exchanged for Excess Stock, which will be held in trust by the Trustee in part for the benefit of a Charitable Beneficiary.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and Transfer, will be sent without charge to each stockholder who directs a request for such information to the Chairman of the Board of the Corporation.